Factoring Agreement	12 Months Ended
Dec. 31, 2013
Factoring Agreement [Abstract]
FACTORING AGREEMENT
8 – FACTORING AGREEMENT

In June 2012, the Company entered into a one-year factoring agreement with a finance company. The agreement automatically renews annually unless terminated by either party. Under the terms of the agreement, the Company, at its discretion, assigns the collection rights of its receivables to the finance company in exchange for an advance rate of 85% of face value. The assignments are transacted with recourse only at the option of the finance company in the event of non-payment. The Company's obligations under the factoring agreement are secured by substantially all assets of the Company. In accordance with ASC 860 "Transfers and Servicing" regarding transfers of receivables with recourse, this factoring arrangement is accounted for as a secured financing. For the year ended December 31, 2013 and 2012, the Company had factored approximately $4,693,000 and $3,850,000, respectively, of receivables and had received cash advances of approximately $4,708,000 and $3,272,000, respectively. Outstanding receivables purchased by the factor as of December 31, 2013 and 2012 were approximately $638,000 and $950,000, respectively, and are included in accounts receivable in the accompanying consolidated balance sheet, and the secured loan due to the lender was approximately $543,000 and $827,000 at December 31, 2013 and 2012, respectively. Factor fees were approximately $138,000 and $119,000 for the year ended December 2013 and 2012, respectively, and are included in interest expenses. (See Note 3)

Although the Company is current in its financial obligations under this factoring agreement, management believes the Company may be in default under the solvency provision and certain non-financial default provisions. The Company has not been notified of any default by the factor company.